EdR
COLLEGIATE HOUSING

SUPPLEMENTAL FINANCIAL INFORMATION

2017 | Q4

Live here
Live well.

2017Q4

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights ____ 1
Balance Sheet ____ 2
Operating Results ____ 3
Funds from Operations ____ 5
Community Operating Results ____ 6
Same-Community Expenses by Category ____ 7
Community Operations–Trailing Five Quarters ____ 8
2017 Results Presented in 2018 Same-Community Mix ____ 10
Top EdR Markets and States by Revenue ____ 12
New Supply & Enrollment–EdR Markets ____ 14
Owned Community Projected 2018 New Supply & Demand Information ____ 15
Owned Development Summary ____ 16
Capital Allocation–Long Term Funding Plan ____ 17
Recently Awarded Owned & Third-Party Developments ____ 18
Capital Structure ____ 19
Unsecured Senior Note Covenants ____ 21
Reconciliation of Non-GAAP Measures ____ 22
2018 Guidance ____ 24
Community Listing-Owned ____ 29
Investor Relations ____ 31
Definitions ____ 32
Safe Harbor Statement ____ 33

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended December 31,				Year ended December 31,
	2017	2016	$ Chg	% Chg	2017	2016	$ Chg	% Chg

Same-community revenue	$66,031	$64,900	$1,131	1.7%	$238,342	$233,893	$4,449	1.9%
Total community revenue	91,786	80,437	11,349	14.1%	313,727	274,187	39,540	14.4%
Total revenue	95,866	84,224	11,642	13.8%	331,066	288,968	42,098	14.6%

Same-community net operating income	43,363	42,719	644	1.5%	143,524	142,437	1,087	0.8%
Total community net operating income	59,719	52,626	7,093	13.5%	185,369	162,809	22,560	13.9%
Total operating income	32,026	18,133	13,893	76.6%	62,961	49,066	13,895	28.3%

Net income attributable to EdR	25,378	14,133	11,245	79.6%	47,440	44,924	2,516	5.6%
Per share - basic and diluted	$0.32	$0.19	$0.13	68.4%	$0.60	$0.65	$(0.05)	(7.7)%

Funds from operations (FFO)	48,399	39,692	8,707	21.9%	142,753	105,973	36,780	34.7%
Per weighted average share/unit (1)	$0.63	$0.54	$0.09	16.7%	$1.92	$1.52	$0.40	26.3%

Core funds from operations (Core FFO)	44,740	43,219	1,521	3.5%	141,465	122,980	18,485	15.0%
Per weighted average share/unit (1)	$0.59	$0.59	$—	—%	$1.90	$1.77	$0.13	7.3%

FINANCIAL RATIOS:
	12/31/2017		12/31/2016
Debt to gross assets	27.5%		18.5%
Net debt to gross assets	27.0%		17.5%
Debt, net of cash and undrawn forward equity proceeds to gross assets	21.4%		7.1%
Net debt to enterprise value	25.6%		13.5%
Interest coverage ratio (TTM)	10.3x		9.0x
Net debt to EBITDA - Adjusted (TTM)	3.3x		1.7x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FOURTH QUARTER 2017	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	December 31, 2017	December 31, 2016
Assets
Collegiate housing properties, net (1)	$2,425,031	$2,108,706
Assets under development	487,887	289,942
Cash and cash equivalents	24,787	34,475
Restricted cash	4,368	7,838
Other assets	73,091	65,224
Total assets	$3,015,164	$2,506,185

Liabilities and equity
Liabilities:
Unsecured debt, net of unamortized deferred financing costs	933,449	454,676
Mortgage and construction loans, net of unamortized deferred financing costs	—	62,520
Accounts payable and accrued expenses	162,434	127,872
Deferred revenue	20,473	20,727
Total liabilities	1,116,356	665,795

Commitments and contingencies	—	—

Redeemable noncontrolling interests	52,843	38,949

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 75,779,932 and 73,075,455 shares issued and outstanding as of December 31, 2017 and 2016, respectively	757	731
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,844,639	1,802,852
Retained earnings	—	—
Accumulated other comprehensive loss	(660)	(3,564)
Total EdR stockholders' equity	1,844,736	1,800,019
Noncontrolling interest	1,229	1,422
Total equity	1,845,965	1,801,441

Total liabilities and equity	$3,015,164	$2,506,185

(1) Amount is net of accumulated depreciation of $385,118 and $311,069, as of December 31, 2017 and 2016, respectively.

FOURTH QUARTER 2017	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,				Year ended December 31,
	2017		2016	$ Change	2017		2016	$ Change
Revenues:
Collegiate housing leasing revenue	$91,786		$80,437	$11,349	$313,727		$274,187	$39,540
Third-party development consulting services	1,063		636	427	5,256		2,364	2,892
Third-party management services	1,102		1,032	70	3,736		3,588	148
Operating expense reimbursements	1,915		2,119	(204)	8,347		8,829	(482)
Total revenues	95,866		84,224	11,642	331,066		288,968	42,098
Operating expenses:
Collegiate housing leasing operations	32,067		27,811	4,256	128,358		111,378	16,980
Development and management services	3,253		2,706	547	14,147		10,671	3,476
General and administrative	2,717		2,422	295	11,441		10,413	1,028
Development pursuit, acquisition costs and severance	2,067		292	1,775	2,928		1,190	1,738
Depreciation and amortization	22,693		22,462	231	95,501		81,413	14,088
Ground lease expense	3,965		3,633	332	13,424		12,462	962
Loss on impairment of collegiate housing properties	—		2,500	(2,500)	—		2,500	(2,500)
Other operating (income) expense(1)	(4,837)		2,146	(6,983)	(6,041)		1,046	(7,087)
Reimbursable operating expenses	1,915		2,119	(204)	8,347		8,829	(482)
Total operating expenses	63,840		66,091	(2,251)	268,105		239,902	28,203

Operating income	32,026		18,133	13,893	62,961		49,066	13,895

Nonoperating (income) expenses:
Interest expense	4,894		3,345	1,549	15,268		15,454	(186)
Amortization of deferred financing costs	389		351	38	1,574		1,731	(157)
Interest income	(32)		(61)	29	(98)		(490)	392
Loss on extinguishment of debt	—		—	—	22		10,611	(10,589)
Total nonoperating expenses	5,251		3,635	1,616	16,766		27,306	(10,540)
Income before equity in earnings of unconsolidated entities, income taxes and gain on sale of collegiate housing communities	26,775		14,498	12,277	46,195		21,760	24,435
Equity in (losses) earnings of unconsolidated entities	(206)		289	(495)	(65)		(328)	263
Income before income taxes and gain on sale of collegiate housing properties	26,569		14,787	11,782	46,130		21,432	24,698
Income tax expense	1,532	(2)	460	1,072	584	(2)	684	(100)
Income before gain on sale of collegiate housing properties	25,037		14,327	10,710	45,546		20,748	24,798
Gain on sale of collegiate housing properties	—		—	—	691		23,956	(23,265)
Net income	25,037		14,327	10,710	46,237		44,704	1,533

FOURTH QUARTER 2017	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2017	2016	$ Change	2017	2016	$ Change

Less: Net (loss) income attributable to the noncontrolling interests	(341)	194	(535)	(1,203)	(220)	(983)
Net income attributable to Education Realty Trust, Inc.	$25,378	$14,133	$11,245	$47,440	$44,924	$2,516

Other comprehensive income (loss):
Gain on cash flow hedging derivatives	1,824	4,748	(2,924)	2,904	1,911	993
Comprehensive income	$27,202	$18,881	$8,321	$50,344	$46,835	$3,509

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted (3)	$0.32	$0.19	$0.13	$0.60	$0.65	$(0.05)

Weighted average shares of common stock outstanding – basic	76,204	73,357		74,263	69,336
Weighted average shares of common stock outstanding – diluted (4)	76,388	73,595		74,465	69,600

(1) Included in other operating income (expense) for the periods above are the changes in fair value of contingent consideration liabilities associated with our 2016 acquisitions of the Hub at Madison and Urbane. Also included in other operating income for the fourth quarter 2017 was a $4.8 million gain on the settlement of a dispute that arose with the seller of one of our acquired properties post-acquisition.

(2) On December 22, 2017, the Tax Cuts and Jobs Act was enacted, which reduced U.S. corporate tax rates, resulting in an $835 thousand increase in income taxes for the fourth quarter and year ended December 31, 2017.

(3) The numerator of earnings per share - basic and diluted also includes $0.7 million and $2.7 million of accretion of redeemable noncontrolling interests for the three and twelve months ended December 31, 2017, respectively.

(4) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Units and shares issuable upon settlement of the forward ATM agreements.

FOURTH QUARTER 2017	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended December 31,			Year ended December 31,
	2017	2016	$ Change	2017	2016	$ Change
Net income attributable to EdR	$25,378	$14,133	$11,245	$47,440	$44,924	$2,516
Gain on sale of collegiate housing assets	—	—	—	(691)	(23,956)	23,265
Impairment losses	—	2,500	(2,500)	—	2,500	(2,500)
Real estate related depreciation and amortization	22,074	22,229	(155)	93,390	79,653	13,737
Equity portion of real estate depreciation and amortization on equity investees	913	676	237	2,923	2,699	224
Noncontrolling interests	34	154	(120)	(309)	153	(462)
Funds from operations ("FFO") available to stockholders and unitholders	48,399	39,692	8,707	142,753	105,973	36,780
percent change			21.9%			34.7%

FFO adjustments:
Loss on extinguishment of debt	—	—	—	22	10,611	(10,589)
Acquisition costs	8	206	(198)	35	619	(584)
Change in fair value of contingent consideration liability and settlement(1)	(4,837)	2,146	(6,983)	(6,041)	1,046	(7,087)
Straight-line adjustment for ground leases (2)	1,170	1,175	(5)	4,696	4,731	(35)
FFO adjustments	(3,659)	3,527	(7,186)	(1,288)	17,007	(18,295)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$44,740	$43,219	$1,521	$141,465	$122,980	$18,485
percent change			3.5%			15.0%

Earnings per share - diluted (3)	$0.32	$0.19	$0.13	$0.60	$0.65	$(0.05)
percent change			68.4%			(7.7)%
FFO per weighted average share/unit (4)	$0.63	$0.54	$0.09	$1.92	$1.52	$0.40
percent change			16.7%			26.3%
Core FFO per weighted average share/unit (4)	$0.59	$0.59	$—	$1.90	$1.77	$0.13
percent change			—%			7.3%

Weighted average shares/units (4)	76,388	73,595	2,793	74,465	69,600	4,865
percent change			3.8%			7.0%

Note: The Tax Cuts and Jobs Act was signed into law in December 2017, and as a result we incurred an increased tax charge of $835 thousand for the fourth quarter and year ended December 31, 2017. This charge reduced earnings per share, FFO and Core FFO per share each by $0.01 for the fourth quarter and year ended December 31, 2017.

(1) Included in this line item for the periods above are the changes in fair value of contingent consideration liabilities associated with two of our 2016 acquisitions. Also included for the fourth quarter 2017 was a $4.8 million gain on the settlement of a dispute that arose with the seller of one of our acquired properties post-acquisition.

(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $0.7 million and $2.7 million of accretion of redeemable noncontrolling interests for the three and twelve months ended December 31, 2017, respectively.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2017	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Revenues
Same-communities(1)	$66,031	$64,900	$1,131	1.7%	$238,342	$233,893	$4,449	1.9%
New-communities (2)	23,315	11,795	11,520	NM	65,580	23,014	42,566	NM
Other-communities(3)	2,440	3,090	(650)	NM	8,871	10,460	(1,589)	NM
Sold-communities(4)	—	652	(652)	NM	934	6,820	(5,886)	NM
Total revenues	91,786	80,437	11,349	14.1%	313,727	274,187	39,540	14.4%

Operating expenses (5)
Same-communities(1)	22,668	22,181	487	2.2%	94,818	91,456	3,362	3.7%
New-communities (2)	8,038	3,673	4,365	NM	27,172	9,752	17,420	NM
Other-communities(3)	1,361	1,508	(147)	NM	5,538	6,031	(493)	NM
Sold-communities(4)	—	449	(449)	NM	830	4,139	(3,309)	NM
Total operating expenses	32,067	27,811	4,256	15.3%	128,358	111,378	16,980	15.2%

Net operating income
Same-communities(1)	43,363	42,719	644	1.5%	143,524	142,437	1,087	0.8%
New-communities (2)	15,277	8,122	7,155	NM	38,408	13,262	25,146	NM
Other-communities(3)	1,079	1,582	(503)	NM	3,333	4,429	(1,096)	NM
Sold-communities(4)	—	203	(203)	NM	104	2,681	(2,577)	NM
Total net operating income	$59,719	$52,626	$7,093	13.5%	$185,369	$162,809	$22,560	13.9%

(1) Same-communities are defined as those communities that were owned and operating for the full year as of December 31, 2017 and 2016 and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 29 of this supplement for a listing of same-communities.

(2) See page 30 of this supplement for a listing of which communities are categorized as new-communities.
(3) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University. As a result of the university implementing a new freshman live-on requirement in fall 2017, we anticipated changing the way the community will be leased and operated in 2017 making year over year results incomparable.

(4) Represents operating results from communities sold in 2016 or 2017.
(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FOURTH QUARTER 2017	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended December 31, 2017			Three months ended December 31, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,908	$264	29%	$6,753	$258	30%	$155	2.3%
On-Site Payroll	3,879	148	17%	3,821	146	16%	58	1.5%
General & Administrative(2)	3,834	147	17%	3,571	136	16%	263	7.4%
Maintenance & Repairs(3)	1,677	64	7%	1,479	57	7%	198	13.4%
Marketing	1,080	41	5%	909	35	4%	171	18.8%
Total Direct Operating Expenses	$17,378	$664	76%	$16,533	$632	75%	$845	5.1%

Real Estate Taxes	4,781	183	21%	5,086	194	23%	(305)	(6.0)%
Insurance	509	19	2%	562	21	3%	(53)	(9.4)%
Total Fixed Operating Expenses	$5,290	$202	24%	$5,648	$215	25%	$(358)	(6.3)%
Total Property Operating Expenses	$22,668	$866	100%	$22,181	$847	100%	$487	2.2%

	Year ended December 31, 2017			Year ended December 31, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$26,798	$1,024	28%	$26,278	$1,004	29%	$520	2.0%
On-Site Payroll	15,993	611	17%	16,162	618	18%	(169)	(1.0)%
General & Administrative(2)	13,454	514	15%	13,011	497	14%	443	3.4%
Maintenance & Repairs(3)	11,111	425	12%	10,528	402	12%	583	5.5%
Marketing	3,852	147	4%	3,661	140	4%	191	5.2%
Total Direct Operating Expenses	$71,208	$2,721	76%	$69,640	$2,661	76%	$1,568	2.3%

Real Estate Taxes	21,568	824	23%	19,553	747	21%	2,015	10.3%
Insurance	2,042	78	2%	2,263	86	2%	(221)	(9.8)%
Total Fixed Operating Expenses	$23,610	$902	24%	$21,816	$834	24%	$1,794	8.2%
Total Property Operating Expenses	$94,818	$3,623	100%	$91,456	$3,495	100%	$3,362	3.7%

Same-community beds	26,167

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

FOURTH QUARTER 2017	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Year Ended December 31, 2017
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
2017 Same-Communities
Revenue	$64,900	$63,492	$55,574	$53,245	$66,031	$238,342
Operating Expenses	22,181	21,871	22,886	27,393	22,668	94,818
Net Operating Income	$42,719	$41,621	$32,688	$25,852	$43,363	$143,524
Margin	66%	66%	59%	49%	66%	60%
Beds	78,501	78,501	78,501	78,501	78,501	314,004
Occupancy(1)	96.8%	95.3%	82.3%	87.8%	95.3%	90.2%
Net Apartment Rent per Occupied Bed	$810	$800	$799	$695	$835	$783
Other Income per Occupied Bed	44	48	61	78	48	58
Total Revenue per Occupied Bed	$854	$848	$860	$773	$883	$841
Operating Expense per Available Bed	$283	$279	$292	$349	$289	$302

2017 New-Communities
Revenue	$11,795	$13,647	$12,526	$16,092	$23,315	$65,580
Operating Expenses	3,673	5,076	5,741	8,317	8,038	27,172
Net Operating Income	$8,122	$8,571	$6,785	$7,775	$15,277	$38,408
Margin	69%	63%	54%	48%	66%	59%
Beds	14,175	17,833	18,138	24,144	28,092	88,207
Occupancy(1)	89.6%	89.2%	77.5%	83.3%	90.0%	85.4%
Net Apartment Rent per Occupied Bed	$871	$803	$820	$721	$868	$806
Other Income per Occupied Bed	58	55	71	79	55	64
Total Revenue per Occupied Bed	$929	$858	$891	$800	$923	$870
Operating Expense per Available Bed	$259	$285	$317	$344	$286	$308

2017 Other-Communities(2)
Revenue	$3,090	$3,021	$1,662	$1,748	$2,440	$8,871
Operating Expenses	1,508	1,475	1,336	1,366	1,361	5,538
Net Operating Income	$1,582	$1,546	$326	$382	$1,079	$3,333
Margin	51%	51%	20%	22%	44%	38%
Beds	3,675	3,675	3,339	2,667	2,667	12,348
Occupancy(1)	87.8%	87.2%	42.3%	66.6%	97.9%	72.9%
Net Apartment Rent per Occupied Bed	$903	$883	$899	$765	$893	$865
Other Income per Occupied Bed	54	59	278	219	42	120
Total Revenue per Occupied Bed	$957	$942	$1,177	$984	$935	$985
Operating Expense per Available Bed	$410	$401	$400	$512	$510	$448

FOURTH QUARTER 2017	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Year Ended December 31, 2017
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
2017 Sold-Communities
Revenue	$652	$625	$309	$—	$—	$934
Operating Expenses	449	455	375	—	—	830
Net Operating Income	$203	$170	$(66)	$—	$—	$104
Margin	31%	27%	(21)%	—%	—%	11%
Beds	1,836	1,836	1,224	—	—	3,060
Occupancy(1)	61.4%	61.4%	63.1%	—%	—%	62.1%
Net Apartment Rent per Occupied Bed	$563	$530	$372	$—	$—	$466
Other Income per Occupied Bed	15	24	27	—	—	25
Total Revenue per Occupied Bed	$578	$554	$399	$—	$—	$491
Operating Expense per Available Bed	$244	$248	$307	$—	$—	$271

2017 Total Communities
Revenue	$80,437	$80,785	$70,071	$71,085	$91,786	$313,727
Operating Expenses	27,811	28,877	30,338	37,076	32,067	128,358
Net Operating Income	$52,626	$51,908	$39,733	$34,009	$59,719	$185,369
Margin	65%	64%	57%	48%	65%	59%
Beds	98,187	101,845	101,202	105,312	109,260	417,619
Occupancy(1)	94.8%	93.3%	79.9%	86.2%	94%	88.5%
Net Apartment Rent per Occupied Bed	$819	$800	$800	$702	$844	$788
Other Income per Occupied Bed	46	50	66	81	49	61
Total Revenue per Occupied Bed	$865	$850	$866	$783	$893	$849
Operating Expense per Available Bed	$283	$284	$300	$352	$293	$307

(1) Represents the weighted average physical occupancy for the period presented.
(2) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University, as we previously anticipated changing the way the community will be leased and operated in 2017.

FOURTH QUARTER 2017	9

2017 RESULTS PRESENTED IN 2018 SAME-COMMUNITY MIX

Build-up to 2018 Same-Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total Full Year 2017
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
2017 Same-Communities
Revenue	$63,492	$55,574	$53,245	$66,031	$238,342
Operating Expenses	21,871	22,886	27,393	22,668	94,818
Net Operating Income	$41,621	$32,688	$25,852	$43,363	$143,524
Margin	66%	59%	49%	66%	60%
Beds	78,501	78,501	78,501	78,501	314,004
Occupancy(1)	95.3%	82.3%	87.8%	95.3%	90.2%
Net Apartment Rent per Occupied Bed	$800	$799	$695	$835	$783
Other Income per Occupied Bed	48	61	78	48	58
Total Revenue per Occupied Bed	$848	$860	$773	$883	$841
Operating Expense per Available Bed	$279	$292	$349	$289	$302

Plus:
Communities moving to Same-Communities in 2018
Revenue	$11,299	$9,576	$9,387	$12,223	$42,485
Operating Expenses	3,618	3,608	4,838	3,399	15,463
Net Operating Income	$7,681	$5,968	$4,549	$8,824	$27,022
Margin	68%	62%	48%	72%	64%
Beds	14,175	14,175	14,175	14,175	56,700
Occupancy(1)	87.5%	72.6%	81.7%	91.7%	83.4%
Net Apartment Rent per Occupied Bed	$848	$850	$712	$879	$824
Other Income per Occupied Bed	63	79	98	61	75
Total Revenue per Occupied Bed	$911	$929	$810	$940	$899
Operating Expense per Available Bed	$255	$255	$341	$240	$273

Less:
Moved to Other-Community(2)
Revenue	$7,623	$7,602	$7,290	$8,215	$30,730
Operating Expenses	3,672	3,684	4,573	3,668	15,597
Net Operating Income	$3,951	$3,918	$2,717	$4,547	$15,133
Margin	52%	52%	37%	55%	49%
Beds	12,600	12,600	12,600	12,600	50,400
Occupancy(1)	91.5%	90.1%	93.4%	95.6%	92.6%
Net Apartment Rent per Occupied Bed	$607	$613	$550	$623	$598
Other Income per Occupied Bed	54	57	69	59	60
Total Revenue per Occupied Bed	$661	$670	$619	$682	$658
Operating Expense per Available Bed	$291	$292	$363	$291	$309

FOURTH QUARTER 2017	10

2017 RESULTS PRESENTED IN 2018 SAME-COMMUNITY MIX

Build-up to 2018 Same-Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total Full Year 2017
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
2018 Same-Communities
Revenue	$67,168	$57,548	$55,342	$70,039	$250,097
Operating Expenses	21,817	22,810	27,658	22,399	94,684
Net Operating Income	$45,351	$34,738	$27,684	$47,640	$155,413
Margin	68%	60%	50%	68%	62%
Beds	80,076	80,076	80,076	80,076	320,304
Occupancy(1)	94.5%	79.4%	85.8%	94.6%	88.6%
Net Apartment Rent per Occupied Bed	$837	$840	$722	$876	$820
Other Income per Occupied Bed	50	65	83	48	61
Total Revenue per Occupied Bed	$887	$905	$805	$924	$881
Operating Expense per Available Bed	$272	$285	$345	$280	$296

(1) Represents the weighted average physical occupancy for the period presented.
(2) Represents actual 2017 results for communities expected to be sold during 2018.

FOURTH QUARTER 2017	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 23.3%
University of Michigan 2.0%
Florida International University 2.0%
University of Central Florida 2.0%
Virginia Tech 2.2%
University of Florida 2.2%
University of Colorado, Boulder 2.3%
University of Alabama 2.3%
North Carolina State 2.6%
Syracuse University 2.6%
Texas Tech University 2.7%
Oregon State University 2.7%
Texas Christian University 2.8%
University of Virginia 2.8%
University of Texas at Austin 3.4%
University of Mississippi 3.4%
University of Arizona 3.5%
University of Wisconsin 3.7%
Pennsylvania State University 4.3%
University of Connecticut 5.1%
Arizona State University 5.3%
University of Kentucky(1) 16.8%

*The data above is based on actual 2017 revenues, but excludes properties that were sold during 2017.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus assets.

FOURTH QUARTER 2017	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 18.3%
Texas 9.2%
Arizona 8.8%
Florida 6.4%
Connecticut 5.1%
Virginia 5.0%
North Carolina 4.4%
Pennsylvania 4.3%
Michigan 4.2%
Wisconsin 3.7%
Colorado 3.5%
Mississippi 3.4%
Alabama 3.1%
Oregon 2.7%
New York 2.6%
Indiana 2.6%
California 2.2%
Missouri 2.2%
Other 8.3%

*The data above is based on actual 2017 revenues, but excludes properties that were sold during 2017.

FOURTH QUARTER 2017	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets (% of enrollment):	2013	2014	2015	2016	2017 (1)	2018 Est (2)
New supply as a % of enrollment	2.2%	2.2%	2.0%	1.8%	2.1%	1.9%
Enrollment growth	1.3%	1.4%	1.5%	1.5%	1.4%	1.3%
	0.9%	0.8%	0.5%	0.3%	0.7%	0.6%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	(1.2)%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	1.8%	3.0%	(3)

(1) Data includes the existing portfolio plus 2017 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.
(2) Data includes the existing portfolio plus 2018 developments but does not include communities we anticipate selling in 2018. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities. The 2018 supply and demand statistics for EdR markets has been updated since the third quarter supplement to 1) include the Hawai'i market as the development is now expected to deliver in summer 2018 and 2) to update 2016 enrollment numbers for markets that previously did not have final enrollment numbers available.

(3) Represents the midpoint of 2018/2019 leasing guidance.

FOURTH QUARTER 2017	14

OWNED COMMUNITY PROJECTED 2018 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2018 New Supply and Demand Information by Region

Region (2)	Percentage of Owned Beds	Pro Forma EdR NOI%(1)	Enrollment Growth 3 Year CAGR - Universities Served	2018 New Supply as a % of Enrollment	Variance
West	18%	23%	1.6%	2.8%	(1.2)%
Mid Atlantic	21%	22%	1.5%	2.2%	(0.7)%
North	18%	16%	(0.4)%	1.5%	(1.9)%
South Central	28%	26%	1.9%	0.7%	1.2%
Southeast	8%	7%	1.4%	2.7%	(1.3)%
Midwest	7%	6%	1.1%	2.0%	(0.9)%
Total	100%	100%	1.3%	1.9%	(0.6)%

Projected 2018 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2018 Supply as a % of Enrollment

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	46%	52%	51%	University of Mississippi	6.6%	2%
0.1% to 1.0%	—%	—%	—%	Northern Michigan University	6.5%	2%
1.0% - 3.0%	30%	22%	22%	Florida State University	6.3%	2%
3.0% - 5.0%	12%	10%	11%	Syracuse University	5.6%	2%
> 5.0%	12%	16%	16%	Arizona State University - Tempe	5.5%	8%
Total	100%	100%	100%			16%

NOTE: Schedule represents all markets served by EdR communities and includes the 2017 acquisitions and developments and all announced 2018 developments and acquisitions, but excludes communities anticipated to be sold in 2018. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2017 actual net operating income with pro forma adjustments for 2017 and 2018 developments and acquisitions that have been operating for less than 12 months.
(2) See definition of regions on page 32.

FOURTH QUARTER 2017	15

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Economic Ownership Cost(1)	Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)	EdR's Remaining Cost to be Funded
Northern Michigan University - The Woods	ONE Plan (3)	100%	433	Completed(4)	Completed(4)	$24,600	$24,600	$24,600	$—
University of Pittsburgh	Joint Venture	80%	723	In progress	Summer 2018	106,100	84,900	100,300	45,700
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	In progress	Summer 2018	38,000	38,000	38,000	23,000
Northern Michigan University - The Woods	ONE Plan (3)	100%	379	In progress	Summer 2018(4)	29,000	29,000	29,000	23,700
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	47,100
Arizona State University - Union Tempe	Joint Venture	90%	839	In progress	Summer 2018	164,900	148,400	159,100	65,000
Cornell University - Maplewood	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	60,500
Colorado State University - Union on Plum	Joint Venture	70%	229	In progress	Summer 2018	28,200	19,700	25,700	14,700
Iowa State University - Union on Lincoln Way	Joint Venture	70%	542	In progress	Summer 2018	51,900	36,300	47,300	28,000
University of Hawai'i - Hale Mahana	Joint Venture	90%	589	In progress	Summer 2018	109,600	98,600	106,300	53,200
Oklahoma State University - One on 4th	Joint Venture	70%	475	In progress	2018	47,200	33,000	43,700	11,200
Total - 2018 Deliveries			6,380			$783,400	$648,400	$743,500	$372,100

Lehigh University - Southside Commons	ONE Plan (3)	100%	428	In progress	Summer 2019	48,300	48,300	48,300	47,200
Mississippi State University	ONE Plan (3)	100%	656	Summer 2018	Summer 2019	69,200	69,200	69,200	69,200
Total - 2019 Deliveries			1,084			$117,500	$117,500	$117,500	$116,400

Total Active Projects			7,464			$900,900	$765,900	$861,000	$488,500

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(4) The second phase of NMU delivered in January 2018 with the third and final phase anticipated for a Summer 2018 delivery.

FOURTH QUARTER 2017	16

CAPITAL ALLOCATION – LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost(1)	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(1)	Less: Costs Incurred to Date(1)	Remaining Capital Needs(1)
2018 Development Deliveries	$783	$743	$371	$372
2019 Development Deliveries	118	118	2	116
Total	$901	$861	$373	$488

Estimated Capital Sources:
		2018	Thereafter	Capital Sources
Disposition proceeds(2)		$225	$—	$225
Equity Proceeds Available from ATM Forward Equity Sales(3)		190	—	190
Additional Debt, Including Draws on Revolving Credit Facility(4)		11	62	73
Total Estimate		$426	$62	$488

Debt to Gross Assets

		December 31, 2017	Pro Forma for Funding Needs Through December 31, 2018(5)	Pro Forma for Funding Needs Through December 31, 2019(6)
Debt to Gross Assets		28%	26%	27%

(1) Represents the share of development cost that is funded by EdR's balance sheet, which excludes any partner contributions - see page 16 for details.
(2) We are currently marketing six properties for sale with all currently in the due diligence phase, and expect to close on between $150.0 and $225.0 million of dispositions during 2018.
(3) Represents available proceeds from completed but unsettled forward equity sales through January 2018 under the ATM. The sales can be settled, shares issued and proceeds received at the Company's option through the end of 2018.

(4) The balance on the revolving credit facility as of December 31, 2017 was $349.0 million.
(5) Represents pro forma December 31, 2017 debt to gross assets including the impact of funding only the anticipated capital needed in 2018, in the manner shown in the estimated capital sources table above.

(6) Represents pro forma December 31, 2017 debt to gross assets including the impact of funding all of the anticipated capital needed in the manner shown in the estimated capital sources table above.

FOURTH QUARTER 2017	17

RECENTLY AWARDED OWNED & THIRD-PARTY DEVELOPMENTS

Recently Awarded Developments

POSSIBLE OWNED PROJECTS
University	Project Type	Anticipated Beds	Anticipated Completion Date
Cornell University - East Hill Village	ONE Plan	470	Fall 2020
Sacramento State University	ONE Plan	1,100	Fall 2021

POSSIBLE THIRD-PARTY PROJECTS
Recently Awarded	Anticipated Beds	Anticipated Completion Date
University of South Florida - St. Petersburg	550	Fall 2019 or 2020
University of South Carolina	3,700	Fall 2020 - 2024
University of Massachusetts - Dartmouth	1,200	Fall 2020

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

FOURTH QUARTER 2017	18

CAPITAL STRUCTURE

						Weighted Average Interest Rate	Average Term to Maturity (in years)
as of December 31, 2017				Principal Outstanding
(Amounts in thousands)

Total Debt to Gross Assets			Fixed Rate - Unsecured Term Loan maturing 2022 (6)	$65,000		2.9%	4.1
Debt(1)	$936,500		Fixed Rate - Unsecured Term Loan maturing 2021	122,500		3.5%	3.0
Gross Assets(2)	3,400,282		Fixed Rate - 12 Yr. Unsecured Senior Notes	75,000		4.2%	11.7
Debt to Gross Assets	27.5%		Fixed Rate - 15 Yr. Unsecured Senior Notes	75,000		4.3%	14.7
			Fixed Rate - Unsecured Senior Notes	250,000		4.6%	6.9
Net Debt to Gross Assets			Variable Rate - Unsecured Revolving Credit Facility	349,000		2.7%	0.9	(9)
Net Debt	$911,713		Debt(1) / Weighted Average	936,500		3.6%	5.0
Gross Assets(3)	3,375,495		Less: Cash	24,787
Net Debt to Gross Assets	27.0%		Net Debt	911,713

Debt, Net of Cash and Undrawn Forward Equity Proceeds to Gross Assets(3)			Net Debt to Enterprise Value
Net debt	$911,713		Net Debt	$911,713
Less: Undrawn Forward Equity Proceeds(4)	190,215		Market Equity(7)	2,653,070
Debt, Net of Cash and Undrawn Forward Equity Proceeds	721,498		Enterprise Value	3,564,783
Gross Assets(3)	3,375,495		Net Debt to Enterprise Value	25.6%
Debt, Net of Cash and Undrawn Forward Equity Proceeds to Gross Assets(3)	21.4%

Variable Rate Debt to Total Debt	37.3%		Interest Coverage (TTM) (8)	10.3	x
Net Debt to EBITDA - Adjusted (TTM) (5)	3.3	x

(1) Excludes unamortized deferred financing costs of $3.1 million.
(2) Excludes accumulated depreciation of $385.1 million.
(3) Gross Assets excludes accumulated depreciation of $385.1 million and cash of $24.8 million.
(4) Represents available proceeds from sales of common stock sold under ATM forward agreements through December 31, 2017. The forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through December 31, 2018. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.
(7) Market equity includes 75,779,932 shares of the Company's common stock and 195,737 units outstanding, which are convertible into common shares, and is calculated using $34.92 per share, the closing price of the Company's common stock on December 31, 2017.

(8) Equals Adjusted EBITDA of $157.1 million divided by interest expense of $15.3 million. See page 22 for reconciliation to Adjusted EBITDA.
(9) The Revolver was amended in February 2018 and the maturity was extended until 2023.

FOURTH QUARTER 2017	19

CAPITAL STRUCTURE

as of December 31, 2017
NOTE: At December 31, 2017, the Trust had $24.8 million of cash on hand and $190.2 million of undrawn proceeds from shares sold under ATM forward agreements.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Fixed Rate Debt	—%	—%	—%	3.5%	2.9%	—%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%
Variable Rate Debt	—%	—%	—%	—%	—%	2.7%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total Debt	—%	—%	—%	3.5%	2.9%	2.7%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018. In February 2018, the unsecured revolving credit facility was amended, extending the maturity for five years to 2023, increasing the facility $100 million to $600 million and improving pricing, among other things. The debt maturity schedule above uses the extended maturity.

(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2017	20

UNSECURED SENIOR NOTE COVENANTS

as of December 31, 2017
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	27.6%
Secured Debt to Total Asset Value	≤ 40%	—%
Unencumbered Asset Value to Unsecured Debt	> 150%	360.3%
Interest Coverage	> 1.5x	5.26x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA:
EdR Adjusted EBITDA(2)	$157,087
Pro forma Adjustments - acquisitions & dispositions (1)	295
Total Adjusted Pro Forma EBITDA	$157,382

Pro Forma Interest Expense:
Interest expense	$15,268
Add back: Capitalized interest	12,527
Pro forma adjustments	2,108
Pro forma interest expense	$29,903

Interest Coverage	5.26x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 22 for a reconciliation to EdR Adjusted EBITDA.

FOURTH QUARTER 2017	21

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)
	For the Year Ended December 31,
	2017	2016
Net income attributable to common shareholders	$47,440	$44,924
Straight line adjustment for ground leases	4,696	4,731
Acquisition costs	35	619
Depreciation and amortization	95,501	81,413
Loss on impairment of collegiate housing assets	—	2,500
Gain on sale of collegiate housing assets	(691)	(23,956)
Interest expense	15,268	15,454
Amortization of deferred financing costs	1,574	1,731
Interest income	(98)	(490)
Loss on extinguishment of debt	22	10,611
Income tax expense	584	684
Other operating (income) expense(1)	(6,041)	1,046
Noncontrolling interests	(1,203)	(220)
Adjusted EBITDA	157,087	139,047
Annualize acquisitions, developments and dispositions(2)	8,002	9,938
Pro Forma Adjusted EBITDA	$165,089	$148,985

(1) Included in other operating income (expense) for the periods above are the changes in fair value of contingent consideration liabilities associated with two of our 2016 acquisitions. Also included in other operating income in 2017 was a $4.8 million gain on the settlement of a dispute that arose with the seller of one of our acquired properties post-acquisition.

(2) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FOURTH QUARTER 2017	22

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Year ended December 31,
	2017	2016
Operating income	$62,961	$49,066
Less: Third-party development services revenue	(5,256)	(2,364)
Less: Third-party management services revenue	(3,736)	(3,588)
Less: Other operating (income) expense	(6,041)	1,046
Plus: Development and management services expenses	14,147	10,671
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	14,369	11,603
Plus: Ground leases	13,424	12,462
Plus: Impairment loss on collegiate housing properties	—	2,500
Plus: Depreciation and amortization	95,501	81,413
NOI	$185,369	$162,809

Debt to gross assets

(Amounts in thousands)	December 31, 2017	December 31, 2016
Unsecured debt, excluding unamortized deferred financing costs of $3,051 and $2,824 as of December 31, 2017 and 2016, respectively	$936,500	$457,500
Mortgage and construction loans, excluding unamortized deferred financing costs of $56 as of December 31, 2016	—	62,576
Total debt, excluding unamortized deferred financing costs	$936,500	$520,076

Total assets	$3,015,164	$2,506,185
Accumulated depreciation(1)	385,118	311,069
Gross assets	$3,400,282	$2,817,254

Debt to gross assets	27.5%	18.5%
(1) Represents accumulated depreciation on real estate assets.

FOURTH QUARTER 2017	23

2018 GUIDANCE

(Amounts in thousands, except per share/unit data)	Year ending December 31, 2018
	Without Capital Transactions		With Capital Transactions
	Low	High	Low	High

Net income attributable to EdR (1)	$45,300	$49,200	$47,000	$51,400

Real estate related depreciation and amortization	94,500	98,500	89,200	93,200
Equity portion of real estate depreciation and amortization on equity investees	2,400	2,400	2,400	2,400
Redeemable noncontrolling interests	(400)	(400)	(400)	(400)
Noncontrolling interest depreciation	(2,100)	(2,100)	(2,100)	(2,100)
Funds from operations ("FFO") available to stockholders and unitholders	$139,700	$147,600	$136,100	$144,500

FFO adjustments:
Straight-line adjustment for ground leases (2)	4,600	4,600	4,600	4,600
FFO adjustments	4,600	4,600	4,600	4,600

Core funds from operations ("Core FFO") available to stockholders and unitholders	$144,300	$152,200	$140,700	$149,100

Earnings per share – diluted (3)	$0.56	$0.62	$0.58	$0.63

FFO per weighted average share/unit (4)	$1.83	$1.93	$1.75	$1.85

Core FFO per weighted average share/unit (4)	$1.89	$1.99	$1.81	$1.91

Weighted average shares/units (4)	76,400	76,400	77,900	77,900

Note: See pages 25 to 28 for details on guidance assumptions.

(1) Does not include any gain or loss on dispositions included in 2018 guidance.
(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $2.2 million of accretion of redeemable noncontrolling interests for the year ended December 31, 2018.
(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2017	24

2018 GUIDANCE

(Amounts in millions, except per share/unit data)

2018 Guidance Assumptions
	Without Capital Transactions		With Capital Transactions
	Low	High	Low	High
Projected Earnings per share/unit – diluted	$0.56	$0.62	$0.58	$0.63
Projected FFO per share/unit	$1.83	$1.93	$1.75	$1.85
Projected Core FFO per share/unit	$1.89	$1.99	$1.81	$1.91
Projected Weighted average shares/units outstanding (in millions)	76.4		77.9
Projected Debt to gross assets - 12/31/2018	36%		26%

Components of 2018 Property Net Operating Income
	Low	High	% change from 2017
2018 Same-communities:
Revenues	$252.0	$254.7	0.8% to 1.8%
Operating expenses	97.5	98.5	3.0% to 4.0%
Net operating income	154.5	156.2	(0.5)% to 0.5%

2018 New-communities net operating income, net of $4.1 million in preopening expenses	37.5	39.0
Other-community NOI	2.5	2.5
NOI from communities expected to sell in 2018	5.0	6.0

Total property net operating income	$199.5	$203.7

Leasing expectations for 2018/2019 lease-term revenue growth:
Leasing same-community (financial same in 2019)	2.0%	4.0%
2018 financial same-community - fall 2018 revenue growth	1.5%	3.0%

Development and Management Services
	Low	High
Third-party development services revenue	$—
Third-party management services revenue	$3.0

FOURTH QUARTER 2017	25

2018 GUIDANCE

(Amounts in millions, except per share/unit data)
G&A and Nonoperating Expenses
	Low	High
General and administrative expenses	$24.0	$25.0

Gross interest expense, incl. amortization of deferred financing costs	$37.5	$38.5
Capitalized interest	$(11.0)	$(12.0)

Ground lease expense, excluding straight-line rent	$10.0	$10.0

Depreciation and amortization	$91.2	$95.2
Depreciation and amortization add back to Core FFO	$89.2	$93.2

Other
	Low	High
Income tax expense	$—
Equity in earnings of unconsolidated entities	$1.2	$2.0
Depreciation addback for Core FFO from unconsolidated entities	$2.4
Net income attributable to noncontrolling interest	$1.7
Noncontrolling interest adjustment to FFO	$(2.5)

Capital Assumptions
	Low	High	Timing
2018 Development deliveries - total project cost	$783.0		Fall 2018
2019 Development deliveries - total project cost	$118.0		Fall 2019
Estimated development costs incurred in 2018	$426.0

Dispositions	$150.0	$225.0	Q1 - Q3
Settlement of existing 4.8 million ATM shares	$190.0		Q2 - Q3 - Q4
Total shares outstanding	81.3		Year end 2018

FOURTH QUARTER 2017	26

2018 GUIDANCE

(Amounts in millions, except per share/unit data)
Leverage - Year End Debt to Gross Assets

Guidance without Capital Transactions	36%
Impact of settling ATM shares	(5)%
Impact of closing top end of disposition guidance	(5)%
Guidance - with capital transactions	26%

Capital Sources and Uses

Capital Sources
Settle existing ATM forward equity shares - 4.8 million shares	$190
Proceeds from dispositions	225
Increase in debt	11
$426

Capital Uses
2018 Developments	$372
2019 Developments	54
$426

FOURTH QUARTER 2017	27

2018 GUIDANCE

(Amounts in millions, except per share/unit data)
Midpoint of 2018 Core FFO per share/unit Guidance Compared to 2017 Results
	Core FFO	Core FFO per Share/Unit	Weighted Average Shares/Units	Total Shares/Units Outstanding
Full Year 2017	$141.5	$1.90	74.5	76.4

Impact of difference in weighted average shares and shares outstanding at 12/31/2017	—	(0.05)	1.9	—
Increase in community NOI	25.4	0.33	—	—
Decrease in third-party fee revenue	(6.2)	(0.08)	—	—
Decrease in general and administrative expense	4.3	0.06	—	—
Increase in interest expense, net	(16.9)	(0.22)	—	—
All other, net	0.2	—	—	—
Midpoint of 2018 guidance without Capital Transactions	$148.3	$1.94	76.4	76.4

Decrease in NOI from asset dispositions	(10.4)	(0.14)	—	—
Net impact on interest expense and share count from asset sales and settling 4.8 million already sold ATM forward equity shares	7.0	0.06	1.5	4.8
Midpoint of 2018 Core FFO Guidance with Capital Transactions	$144.9	$1.86	77.9	81.2

FOURTH QUARTER 2017	28

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same Communities
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Lofts	University of Central Florida	Jan '05	730	3949	Saint Louis University	Aug '13	256
The Reserve at Columbia	University of Missouri	Jan '05	676	Lymon T. Johnson Hall (ONE Plan)	University of Kentucky	Aug '13	301
Commons at Knoxville	University of Tennessee	Jan '05	708	Herman Lee Donovan Hall (ONE Plan)	University of Kentucky	Aug '13	300
Campus Creek	University of Mississippi	Feb '05	636	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
Campus Lodge	University of Florida	Jun '05	1,115	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
Carrollton Crossing	University of West Georgia	Jan '06	336	The Retreat at State College	Pennsylvania State University	Sept '13	587
River Pointe	University of West Georgia	Jan '06	504	The Cottages on Lindberg	Purdue University	Sept '13	745
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Varsity	University of Michigan	Dec '13	415
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
GrandMarc at The Corner	University of Virginia	Oct '10	641	109 Tower	Florida International University	Aug '14	542
Wertland Square	University of Virginia	Mar '11	152	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
Jefferson Commons	University of Virginia	Mar '11	82	Frances Jewell Hall (ONE Plan)	University of Kentucky	Aug '14	740
The Berk on College	University of California, Berkeley	May '11	122	Georgia M. Blazer Hall (ONE Plan)	University of Kentucky	Aug '14	427
The Berk on Arch	University of California, Berkeley	May '11	43	Haggin Hall (ONE Plan)	University of Kentucky	Aug '14	396
University Village Towers	University of California, Riverside	Sept '11	554	Chellgren Hall (ONE Plan)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	Woodland Glen II (ONE Plan)	University of Kentucky	Aug '14	409
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	The District on Apache	Arizona State University - Tempe	Sept '14	900
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Commons on Bridge	University of Tennessee	June '15	150
East Edge	University of Alabama	Aug '12	774	Oaks on the Square- Ph IV	University of Connecticut	Aug '15	391
The Province	East Carolina University	Sept '12	728	The Retreat at Louisville	University of Louisville	Aug '15	656
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen III (ONE Plan)	University of Kentucky	Aug '15	782
Campus Village	Michigan State University	Oct '12	355	Woodland Glen IV (ONE Plan)	University of Kentucky	Aug '15	578
The Province	Kent State University	Nov '12	596	Woodland Glen V (ONE Plan)	University of Kentucky	Aug '15	250
The Suites at Overton Park	Texas Tech University	Dec '12	465	The Province Boulder	University of Colorado - Boulder	Sept '15	317
					Total Same-Communities		26,167

FOURTH QUARTER 2017	29

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New Communities
The Retreat at Oxford(1)	University of Mississippi	Aug '13, Aug '16	1,018	Sawtooth Hall (ONE Plan)	Boise State University	Aug '17	656
Lokal(1)	Colorado State University	March '16	194	Lewis Hall (ONE Plan)	University of Kentucky	Aug '17	346
The Hub at Madison(1)	University of Wisconsin	May '16	1,038	SkyVue	Michigan State University	Aug '17	824
Holmes Hall (ONE Plan)(1)	University of Kentucky	Aug '16	645	The Local: Downtown	Texas State University	Aug '17	304
Boyd Hall (ONE Plan)(1)	University of Kentucky	Aug '16	496	The Woods (ONE Plan)	Northern Michigan University	Aug '17	417
The Retreat at Blacksburg(1)	Virginia Tech	Aug '16	829		Total New-Communities		9,364
Pura Vida Place(1)	Colorado State University	Aug '16	100
Carriage House(1)	Colorado State University	Aug '16	94	Other-Communities
Urbane(1)	University of Arizona	Sept '16	311	University Towers(2)	North Carolina State University	Jan '05	889
Retreat at Corvallis	Oregon State University	Jan '17	1,016		Total Other-Communities		889
319 Bragg	Auburn University	Feb '17	305
University Flats (ONE Plan)	University of Kentucky	Aug '17	771		Total Owned-Communities		36,420

(1) These properties will move into same-communities effective January 1, 2018 for financial statement reporting purposes.
(2) University Towers moved into other-communities on January 1, 2017 due to an anticipated change in the operations of the property related to the University's new live-on requirement.

FOURTH QUARTER 2017	30

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Juan Sanabria	(646) 855-1589	juan.sanabria@baml.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Samir Khanal	(212) 888-3796	samir.khanal@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Ryan Burke	(949) 640-8780	rburke@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Austin Wurschmidt	(917) 368-2311	awurschmidt@key.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

FOURTH QUARTER 2017	31

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Idaho, Iowa, Oklahoma, Missouri; North: Michigan, Minnesota, Ohio, Indiana, Illinois, Wisconsin; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado, Oregon.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community
Same-communities are defined as those communities that were owned and operating for the full year as of December 31, 2017 and 2016 and are not conducting substantial development or redevelopment activities or have other significant changes in design beds.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

FOURTH QUARTER 2017	32

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FOURTH QUARTER 2017	33